Exhibit  99.1

                            ASSET PURCHASE AGREEMENT


     ASSET  PURCHASE  AGREEMENT  (the  "Agreement"),  dated  as of July 16, 2004
                                        ---------
between  Measurement  Specialties, Inc., a New Jersey corporation (the "Buyer"),
                                                                        -----
and  Encoder Devices, LLC, an Illinois limited liability company (the "Seller").
                                                                       ------

                              W I T N E S S E T H:
                              --------------------


     WHEREAS, the Seller is in the business of designing and manufacturing rotational sensors (known as encoders) for a variety of industries (the "Business"); and
 --------

     WHEREAS, the Buyer wishes to purchase or acquire from the Seller and the Seller wishes to sell, assign and transfer to the Buyer, substantially all of the assets held in connection with, necessary for, or material to the Business, for the purchase price and upon the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein, and of the mutual benefits to be derived hereby, the parties hereto agree as follows:

                                   DEFINITIONS

          The terms defined below, whenever used in the Agreement (including in the Schedules), shall have the respective meanings indicated below for all purposes of the Agreement. All references herein to a Section, Article or Schedule are to a Section, Article or Schedule of or to the Agreement, unless otherwise indicated.

     Accounts  Payable:  shall  mean  those  accounts  payable of the Seller set
     -----------------
forth  on  Schedule  2.4.1.

     Accounts  Receivable:  shall  mean  all  present  and  future rights to the
     --------------------
payment of money for goods sold or leased or for services rendered by any Person whether in the form of accounts receivable, contract rights, chattel paper, instruments, notes, bills, acceptances, general intangibles and other forms of obligations relating to such rights.

     Affiliate:  of  a  Person  shall  mean a Person that directly or indirectly
     ---------
through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

     Agreement:  shall  mean  this  Asset  Purchase  Agreement,  including  the
     ---------
Schedules  hereto.

     Applicable  Law:  shall  mean  all  applicable  provisions  of  all  (i)
     ---------------
constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority, (ii) Governmental Approvals and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

     Assets: shall have the meaning provided in Section 1.1.
     ------

     Assignment of Contracts: shall have the meaning provided in Section 5.2.
     -----------------------

     Assumed Contracts: shall mean those Contracts listed on Schedule 1.
     -----------------

     Assumed Liabilities: shall have the meaning provided in Section 2.4.
     -------------------

     Balance Sheet Date: shall have the meaning provided in Section 3.1.4.
     ------------------

     Bill of Sale: shall have the meaning provided in Section 5.2.
     ------------

     Business: shall have the meaning provided in the first WHEREAS clause of
     --------
the Agreement.

     Buyer: shall have the meaning provided in the first paragraph of the
     -----
Agreement.

     Buyer Indemnitees: shall have the meaning provided in Section 8.1(a).
     ------------------

     Closing: shall have the meaning provided in Section 2.1.
     -------

     Closing Date: shall have the meaning provided in Section 2.1
     ------------

     Code: shall mean the Internal Revenue Code of 1986, as amended.
     ----

     Collateral Documents: shall mean the Assignment of Contracts and the Bill
     --------------------
of Sale.

     Consent: shall mean any consent, approval, authorization, waiver, permit,
     -------
grant, franchise, concession, agreement, license, exemption or order of registration, certificate, declaration or filing with, or report or notice to, any Person, including but not limited to any Governmental Authority.

     Contract: shall mean all agreements and contracts related to the Business,
     --------
whether oral or written.

     Environment: shall mean air, land, surface soil, subsurface soil, sediment,
     -----------
surface water and groundwater.

     Environmental  Conditions:  shall  mean  any environmental contamination or
     -------------------------
pollution or threatened contamination or pollution of, or the Release or threatened Release of Hazardous Substances into, the Environment.

     Environmental  Laws:  shall  mean  all  federal, regional, state, county or
     -------------------
local laws, statutes, ordinances, decisional law, rules, regulations, codes, orders, decrees, directives and judgments relating to public health or safety, pollution, damage to or protection of the Environment, Environmental Conditions, Releases or threatened Releases of Hazardous Substances into the Environment or the use, manufacture, processing, distribution, treatment, storage, generation, disposal, transport or handling of Hazardous Substances, whether existing in the past or present or hereafter enacted, rendered, adopted or promulgated. Environmental Laws shall include, but are not limited to, the following laws, and the regulations promulgated thereunder, as the same may be amended from time to time: the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. 9601 et seq.) ("CERCLA"); the Resource Conservation and Recovery Act
                -- ---
(42 U.S.C. 6901 et seq.) ("RCRA"); the Clean Air Act (42 U.S.C. 7401 et seq.);
                -- ---                                               -- ---
the Clean Water Act (33 U.S.C. 1251 et seq.); and the Occupational Safety and
                                    -- ---
Health Act (29 U.S.C. 651 et seq.) ("OSHA").
                          -- ---

     EPA: shall mean the United States Environmental Protection Agency.
     ----

     ERISA: shall mean the Employee Retirement Income Security Act of 1974, as
     ------
amended.

     Employees: shall have the meaning provided in 3.1.16.
     ---------

     Excluded Assets: shall have the meaning provided in Section 1.1.
     ---------------

     Excluded Liabilities: shall have the meaning provided in Section 2.4.
     --------------------

     Financial Statements: shall have the meaning provided in Section 3.1.4.
     --------------------

     GAAP: shall mean generally accepted accounting principles as in effect in
     ----
the United States.

     Governmental Approval: shall mean any Consent of, with or to any
     ---------------------
Governmental Authority.

     Governmental  Authority:  shall mean any nation or government, any state or
     -----------------------
other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision, thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

     Hazardous  Substances:  shall  mean  any substance, material or waste that:
     ---------------------
(i) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas or related materials, (ii) requires investigation, monitoring, removal or remediation under any Environmental Law, (iii) is defined, listed or identified under any Environmental Law, or (iv) is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous, or (v) is regulated by any Governmental Authority or Environmental Law.

     Indemnified Party: shall have the meaning provided in Section 8.1(c).
     -----------------

     Indemnifying Party: shall have the meaning provided in Section 8.1(c).
     ------------------

     Intellectual Property:  shall mean any and all United States and foreign:
     ---------------------
(a) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; (b) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; (c) copyrights (including software) and registrations thereof; (d) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; (e) mask work and other rights and registrations thereof;
(f) software; (g) intellectual property rights similar to any of the foregoing;
(h) copies and tangible embodiments thereof (in whatever form or medium, including electronic media) used in the Business.

     Intellectual  Property  Assets:  shall  have  the  meaning  provided  in
     ------------------------------
3.1.13(a).

     IRS: shall mean the Internal Revenue Service.
     ---

     Knowledge: shall mean actual knowledge.
     ---------

     Lease.  shall  mean  the  lease agreement dated May 1, 2003 between Richard
     -----
Carlson, as lessee, and Thomas Schnabel, as lessor, for the property commonly known as 23900 Industrial Dr. S., Unit 1 & 2, Plainfield, IL.

     Lien:  shall  mean  any  mortgage,  pledge, hypothecation, right of others,
     ----
claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting, trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever, including but not limited to such as may arise under any Contracts.

     Losses: shall have the meaning provided in Section 8.1(a).
     ------

     Multiemployer Plans: shall have meaning provided in Section 3.1.16(a).
     -------------------

     Owner(s): shall mean individually, each of Richard Carlson, Richard
     --------
Moeller, Michael Walczak, R&B Investments, LLC, an Illinois limited liability company (whose sole members are Ralph Gesualdo, James Marchi and Bryan G. Barrish), Ralph Gesualdo, James Marchi and Bryan G. Barrish (collectively, the "Owners").

     Person: shall mean any natural person, firm, partnership, association,
     ------
corporation, company, limited liability company, trust, business trust, Governmental Authority or other entity.

     Plans: shall have the meaning provided in Section 3.1.16(a).
     -----

     Purchase Price: shall have the meaning provided in Section 2.2.
     --------------

     Related Persons: shall have the meaning provided in Section 3.1.16(a).
     ---------------

     Real Property: shall mean any and all real property, together with all
     -------------
buildings, structures, fixtures and improvements, listed on Schedule 3.1.10.

     Release: shall mean any intentional or unintentional releasing, disposing,
     --------
discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing or the like.

     Seller:  shall  have  the  meaning  provided  in the first paragraph of the
     ------
Agreement.

     Tax:  shall  mean  any  federal, state, provincial, local, foreign or other
     ---
income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).

     Transfer Taxes: shall have the meaning provided in Section 9.5.
     --------------


                  ARTICLE I     SALE AND PURCHASE OF THE ASSETS

     1.1  Assets.
          ------

     Subject to the terms, conditions and qualifications set forth herein and for the consideration set forth in Section 2 hereof, Seller agrees to convey, transfer, assign and deliver at the Closing to Buyer all the assets, properties, business and goodwill of Seller of every kind and description, real, personal and mixed, tangible and intangible, used, useful or held for use by Seller in connection with the Business (including, without limitation, all goodwill, assignable permits, claims, deposits, prepaid items, sales data, business and accounting records, customer lists, equipment, machinery, inventory, placements in process, Intellectual Property, Accounts Receivable, and other rights and privileges) (the foregoing items collectively referred to hereinafter as the "Assets") all as the same shall exist as of the Closing, except (a) the minute books and record books of Seller, (b) cash on hand and in bank accounts maintained by or on behalf of Seller, and (c) income tax records of Seller (collectively, the "Excluded Assets"). The Assets transferred pursuant to this Agreement shall be sold and conveyed to Buyer free and clear of all Liens except for the Assumed Liabilities.

                           ARTICLE II     THE CLOSING

     2.1     Place  and  Date.
             ----------------

     The closing of the sale and purchase of the Assets (the "Closing") shall take place on the date of execution hereof (the "Closing Date") at the offices of McCarter and English, LLP, 100 Mulberry St, Newark, NJ or at such other place (or by such other means) as the parties may agree.

     2.2     Purchase  Price.  In  consideration  of  the  sale,  assignment,
             ---------------
conveyance and delivery by Seller of the Assets to Buyer, Buyer shall pay to Seller $4,400,000 (the "Purchase Price") payable as follows:

          (a) On the Closing Date, Buyer shall pay Seller $4,000,000 (the "Cash Purchase Price") by wire transfer of immediately available funds;

          (b) $400,000 (the "Deferred Purchase Price") payable by wire transfer of immediately available funds on the twelve (12) month anniversary of the Closing Date, subject to adjustment as set forth in Buyer's right of offset as provided in Section 8.3.

     2.3     Allocation  of  Purchase  Price.
             -------------------------------

          2.3.1. The Purchase Price shall be allocated among the Assets in accordance with section 1060 of the Code, in accordance with an allocation schedule to be prepared by the Buyer and reasonably acceptable to Seller.

          2.3.2. The parties will each report the federal, state and local and other Tax consequences of the purchase and sale contemplated hereby (including the filing of Internal Revenue Service Form 8594) in a manner consistent with such allocation schedule.

     2.4     Assumption  of  Liabilities.
             ---------------------------

          Buyer hereby agrees to purchase the Assets only and not the Business as a going concern.

          2.4.1. Assumption of Assumed Contracts. Subject to the terms and
                 -------------------------------
conditions
set forth herein, at the Closing, the Buyer shall assume the following obligations and pay the following liabilities of the Seller (collectively the "Assumed Liabilities"):

               (a) All obligations under the Assumed Contracts arising on or after the Closing date;

               (b) All obligations under the Lease arising on or after the Closing date; and

               (c) the Accounts Payable.

          2.4.2.  No Other Assumption of Liabilities. Other than with respect to
                  ----------------------------------
the Assumed Liabilities, Buyer does not assume, agree to pay, perform or discharge or otherwise have any responsibility for any liability or obligation of the Seller or the Business, fixed or contingent, and whether arising or to be performed prior to, on or after the Closing Date ("Excluded Liabilities"). Without limiting the generality of the foregoing, Buyer shall in no event assume or be responsible for:

               (a) any liabilities of Seller (other than the Accounts Payable) which, in accordance with GAAP, would be reflected on a balance sheet of Seller as of the Closing;

               (b) any income, sales, Transfer Tax or other Tax of Seller arising out of, or resulting from, the sale of the Business hereunder, or any transaction of Seller subsequent to the Closing;

               (c) any attorneys', accountants', or finder's fees or other expenses of Seller incurred in connection with this Agreement, any transactions hereunder or the dissolution and liquidation of Seller;

               (d) any liabilities or obligations resulting from any lawsuit or other proceeding relating to the Business arising out of transactions occurring prior to the Closing; and

               (e) any liabilities arising out of, or resulting from, any non-compliance with, or violation of, Environmental Laws prior to the Closing.


                 ARTICLE III     REPRESENTATIONS AND WARRANTIES

     3.1     Representations  and  Warranties  of  the  Seller.
             -------------------------------------------------

     Seller represents, warrants and covenants to Buyer as follows:

          3.1.1. Authorization, etc. The Seller has the power and authority to
                 ------------------
execute and deliver the Agreement and each of the Collateral Documents to which it is a party, to perform fully its obligations thereunder, and to consummate the transactions contemplated thereby. The execution and delivery by the Seller of the Agreement and the Collateral Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all requisite action of the Seller. The Seller has duly executed and delivered the Agreement and each of the Collateral Documents to which it is a party. The Agreement is a legal, valid and binding obligation of the Seller, enforceable against it in accordance with their respective terms.

          3.1.2. Status. The Seller is an Illinois limited liability company
                 ------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with full power and authority to carry on its business and to own or lease and to operate its properties as and in the places where such business is conducted and such properties are owned, leased or operated.

          3.1.3. No Conflicts, etc. The execution, delivery and performance by
                 ------------------
the Seller of the Agreement and each of the Collateral Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) to Seller's
                                                               -
Knowledge any Applicable Law applicable to the Seller, the Business or the Assets, (ii) the certificate of formation or operating agreement of the Seller
         --
or (iii) except as set forth in Schedule 3.1.3, any Contract or other contract,
    ---
agreement or other instrument to which the Seller thereof is a party or by which the Seller or any of its properties or assets, including but not limited to the Assets, may be bound or affected. Except as specified in Schedule 3.1.3, no Governmental Approval or other Consent is required to be obtained or made by the Seller in connection with the execution and delivery of the Agreement and the Collateral Documents or the consummation of the transactions contemplated thereby.

          3.1.4. Financial Statements.
                 ---------------------

               (a) Seller has furnished to Buyer an unaudited balance sheet, statements of income and retained earnings and a statement of cash flows (collectively, the "Financial Statements") reflecting the results of operations of the Business as of May 31, 2004 (the "Balance Sheet Date"). Such Financial Statements are true and correct and present fairly the results of operations of the Business for the respective period stated and to the Seller's knowledge have been prepared in accordance with GAAP.

               (b) Except as fully reflected or reserved against in the Financial Statements, to the Knowledge of Seller there are no liabilities or obligations of any kind or nature, whether absolute or contingent, and whether or not of a nature required to be reflected on a balance sheet in accordance with GAAP, against, relating to or affecting the Business or any of the Assets, other than liabilities or obligations (i) incurred in the ordinary course of business consistent with past practice and the provisions of this Agreement or
(ii) which are specifically disclosed herein or in a Schedule hereto.

          3.1.5. Absence of Changes. Except as set forth in Schedule 3.1.5,
                 ------------------
since the Balance Sheet Date, the Seller has conducted the Business only in the ordinary course consistent with prior practice.

          3.1.6. Compliance with Laws; Governmental Approvals and Consents.
                 ---------------------------------------------------------

               (a) Except as disclosed in Schedule 3.1.6(a), the Seller has complied in all material respects with all Applicable Laws applicable to the Business or the Assets, and the Seller has not received any written notice alleging any such conflict, violation, breach or default.

               (b) Schedule 3.1.6(b) sets forth all Governmental Approvals and other Consents necessary for, or otherwise material to, the conduct of the Business. Except as set forth in Schedule 3.1.6(b), all such Governmental Approvals and Consents have been duly obtained and are in full force and effect, and the Seller is in compliance with each of such Governmental Approvals and Consents held by it with respect to the Assets and the Business.

          3.1.7. Assets.
                 -------

               (a) Except as disclosed in Schedule 3.1.7(a), the Seller has good title to all the Assets free and clear of any and all Liens. The Assets to be sold, conveyed, transferred, assigned, and delivered to Buyer at Closing constitute all of the assets that are presently, or during the past eighteen
(18) months have been used, useful or held for use in the conduct of the Business and necessary for the operation of the Business as currently conducted.

               (b) Condition and Sufficiency of Assets. The fixed assets, and
                   -----------------------------------
equipment of the Seller are in operating condition and repair, and are adequate for the uses to which they are being put, and none of such equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The Assets constitute all of the assets used by Seller in the conduct of the Business (other than the Excluded Assets) and to Seller's knowledge are all of the assets necessary for Buyer to continue the operation of the Business in a manner consistent with the operation of the Business by Seller during the twelve months prior to the date hereof.

               (c) Accounts Receivable. All Accounts Receivable of the Seller
                   -------------------
that are reflected on the Financial Statements or on the accounting records of the Seller as of the Closing Date represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. Unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and to Seller's knowledge are collectible net of the respective reserves shown on the Financial Statements or on the accounting records of the Seller as of the Closing Date (which reserves are adequate and calculated consistent with past practice). To the Knowledge of the Seller there is no contest, claim, or right of set-off, other than returns in the ordinary course of business, under any Contract with any obligor of any Accounts Receivable relating to the amount or validity of such Accounts Receivable. Schedule 3.1.7(c) contains a complete and accurate list of all Accounts Receivable as of July 7, 2004, which list sets forth the aging of such Accounts Receivable.

               (d) Inventory. All inventory of the Seller, whether or not
                   ---------
reflected in the Financial Statements, consists of a quality and quantity usable and salable in the ordinary course of business, except for obsolete items and items of below-standard quality, all of which have been written off or written down to net realizable value in the Financial Statements or on the accounting records of the Seller as of the Closing Date, as the case may be, all in accordance with customary practice of the Seller. All inventories not written off have been priced at the lower of cost or market value. The quantities of each item of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable in the present circumstances of the Seller and in accordance with customary practice of the Seller.

          3.1.8.  Contracts.
                  ---------

               (a) The Seller has delivered to the Buyer complete and correct copies of all Assumed Contracts, together with all amendments thereto.

               (b) All Assumed Contracts are in full force and effect and enforceable against each party thereto. There does not exist under any Assumed Contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of the Seller or, to the best knowledge of the Seller, any other party thereto. Except as set forth in Schedule 3.1.8(b), no consent of any third party is required under any Assumed Contract as a result of or in connection with, and the enforceability of any Assumed Contract will not be affected in any manner by, the execution, delivery and performance of the Agreement or any of the Collateral Documents or the consummation of the transactions contemplated thereby.

          3.1.9. Litigation. Except as set forth on Schedule 3.1.9, there is no
                 ----------
action, claim, suit, or proceeding pending, or to the Seller's Knowledge, threatened, against or relating to the Assets, the Seller or the Business or against or relating to the transactions contemplated by this Agreement or any of the Collateral Documents.

          3.1.10. Real Property. The Seller owns no real property. Schedule
                  -------------
3.1.10 is a complete list of all land, warehouses, office buildings, stores and other buildings and real property rented, leased, used, occupied or otherwise possessed by Seller. As to each property rented or leased, by Seller, Schedule
3.1.10 lists the location of the property; the name and address of the lessor; the expiration date of such lease; and the monthly rent payable under the lease. Each such property rented or leased is held under a valid and enforceable lease, binding upon each of the parties thereto, and each such lease is in full force and effect in accordance with its terms and neither Seller nor (to Seller's Knowledge) the other party to such lease is in default thereunder.

          3.1.11. Brokers, Finders, etc. All negotiations relating to the
                  ---------------------
Agreement, the Collateral Documents, and the transactions contemplated thereby, have been carried on without the participation of any Person acting on behalf of the Seller or its Owners in such manner as to give rise to any valid claim against the Buyer for any brokerage or finder's commission, fee or similar compensation, or for any bonus payable to any officer, director, employee, agent or sales representative of or consultant to the Seller or its Owners upon consummation of the transactions contemplated hereby or thereby.

          3.1.12. Disclosure.
                  ----------

          No representation or warranty by Seller contained in this Agreement, and no certificate, schedule, list, report, instrument, or other document furnished to Buyer pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of material fact, or omits to state a material fact necessary in order to make the statements and information contained therein not misleading.

          3.1.13. Intellectual Property.
                  ---------------------

               (a) Title. Schedule 3.1.13 contains a complete and correct list
                   -----
of all Intellectual Property that is owned by Seller or used in, held for use in connection with, or necessary for the conduct of, or otherwise material to the Business (the "Intellectual Property Assets"). Except as set forth on Schedule 3.1.13, Seller owns or has the right to use, pursuant to a license, sublicense, agreement or permission, all of the Intellectual Property Assets, free from any Liens and free from any requirement of any past, present or future royalty payments, license fees, charges or other payments, or conditions or restrictions whatsoever. The Intellectual Property Assets comprise all of the Intellectual Property necessary to conduct and operate the Business as now being conducted by Seller.

               (b) Transfer. Immediately after the Closing, the Buyer will own
                   --------
or otherwise have the right to use all the Intellectual Property Assets, free from any Liens and on the same terms and conditions as in effect prior to the Closing.

               (c) No Infringement. To the Knowledge of Seller the conduct of
                   ---------------
the Business does not infringe or otherwise conflict with any rights of any Person in respect of any Intellectual Property. To the Knowledge of Seller none of the Intellectual Property Assets is being infringed or otherwise used or available for use, by any other Person.

               (d) No Intellectual Property Litigation. No claim or demand of
                   -----------------------------------
any Person has been made nor is there any proceeding that is pending, or to the Knowledge of Seller, threatened, nor is there a reasonable basis therefor, that
(i) challenges the rights of Seller in respect of any Intellectual Property Assets, (ii) asserts that Seller is infringing or otherwise in conflict with, or is, required to pay any royalty, license fee, charge or other amount, with regard to, any Intellectual Property, or (iii) claims that any default exists under any agreement or arrangement concerning any Intellectual Property Assets. None of the Intellectual Property Assets is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency, or has been the subject of any litigation, whether or not resolved in favor of Seller.

               (e) Use of Name and Mark. There are, and immediately after the
                   --------------------
Closing will be, no contractual restriction or limitations pursuant to any orders, decisions, injunctions, judgments, awards or decrees of any Governmental Authority on the Buyer's right to use the names and marks currently used by Seller in the conduct of the Business.

          3.1.14. Environmental Matters.
                  ---------------------

               (a) Compliance with Environmental Laws. To the Knowledge of
                   ----------------------------------
Seller, the Seller's Business is, and at all times has been, in compliance with all Consents and Environmental Laws applicable to the Business, the Assets, or the Real Property.

               (b) Transport or Disposal of Hazardous Substances. Seller has not
                   ---------------------------------------------
used, stored, transported for storage, treatment or disposal, by contract, agreement or otherwise, or arranged for the transportation, storage, treatment or disposal, of any Hazardous Substances at or to any location including, without limitation, any location used for the treatment, storage or disposal of Hazardous Substances.

          3.1.15. Employees, Labor Matters.
                  ------------------------

     Seller is not a party to or bound by any collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or, to Seller's Knowledge, attempting to represent any employees employed in the operation of the Business. There has not occurred or, to Seller's Knowledge, been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity with respect to any employees employed in the operation of the Business. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or, to Seller's Knowledge, threatened with respect to any employees employed in the operation of the Business.

          3.1.16. Employee Benefit Plans and Related Matters.
                  ------------------------------------------

               (a) Employee Benefit Plans. Seller has no "employee benefit
                   ----------------------
plan," as such term is defined in section 3(3) of the ERISA, whether or not subject to ERISA, and no bonus, incentive or deferred compensation, severance, termination or other separation benefits, retention, change of control, interest option, interest appreciation, interest purchase, phantom stock or other equity-based, fringe benefits or payroll practice, performance or other employee or retiree benefit or compensation plan, program, arrangement, agreement, policy or understanding, whether written or unwritten, that provides or may provide benefits or compensation in respect of any employee or former employee employed or formerly employed in the operation of the Business or the beneficiaries or dependents of any such employee or former employee (such employees, former employees, beneficiaries and dependents collectively, the "Employees") or under which any Employee is or may become eligible to participate or derive a benefit and that is or has been maintained, contributed to, or required to be contributed to, or established, by Seller or any Affiliate of Seller or any other trade or business, whether or not incorporated, which, together with Seller is or would have been at any date of determination treated as a single employer under Section 414 of the Code or within the meaning of section 4001 of ERISA (such other trades and business collectively, the "Related Persons"), or to which Seller or any Related Person contributes or is or has been obligated or required to contribute or with respect to which Seller or the Business may have any liability or obligation (collectively, the "Plans"). The Seller is not a party to any Multiemployer Plan.

          3.1.17. Tax Returns and Payments. All of the tax returns and reports
                  ------------------------
of the Seller or respecting the operations of the Seller required by law to be filed on or before the Closing Date have been duly and timely filed and all Taxes shown as due thereon have been paid. There are in effect no waivers of any applicable statute of limitations related to such returns. No liability for any Tax will be imposed upon the Assets, the Seller, or the Seller's assets, with respect to any period before the Closing Date for which there is not an adequate reserve reflected in the Financial Statements. The Seller is not subject to any open audit in respect of its Taxes, no deficiency assessment or proposed adjustment for Taxes is pending, and the Seller has no Knowledge of any liability, whether or not proposed, for any Tax with respect to any period through the Closing Date to be imposed upon any of its properties or assets for which there is not an adequate reserve reflected in the Financial Statements.

          3.1.18. No Material Adverse Change. Since the Balance Sheet Date,
                  --------------------------
there has not been any material adverse change in the business, operations, properties, assets, liabilities, or condition of the Seller, and to the Knowledge of the Owners, no event has occurred that may result in such a material adverse change.

          3.1.19. Relationships with Related Persons. No Owner or any Related
                  ----------------------------------
Person of the Owners or of the Seller has, or since the formation of the Seller has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Seller's Business. No Owner or any Related Person of the Owners or of the Seller is, or since the formation of the Seller has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with the Seller other than business dealings or transactions conducted in the ordinary course of business with the Seller at substantially prevailing market prices and on substantially prevailing market terms, or (ii) engaged in competition with the Seller with respect to any line of the products or services of the Seller (a "Competing Business") in any market presently served by the Seller (except for
 ------------------
the ownership of less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market). Except as set forth in Schedule 3.1.19, no Owner or any Related Person of the Owners or of the Seller is a party to any Contract with, or has any claim or right against, the Seller.

          3.1.20. Supplies and Equipment; Customers and Suppliers.
                  -----------------------------------------------

               (a) With respect to the last twelve (12) months, the Seller has been able to obtain, in a timely manner and at market prices, any and all materials, supplies, equipment, and services used in its Business and the Seller does not have any reason to believe that it will be unable to continue to obtain such materials, supplies, equipment, and services in a manner consistent with past practices. No customer or supplier of the Seller has, with in the previous twelve (12) months, cancelled or threatened to cancel or otherwise modify its relationship with the Seller.

               (b) With respect to the last twelve (12) months, Schedule 3.1.20(b) lists (i) the ten largest (by dollar volume) customers of the Seller during each such period (showing the volume in dollars for each such period) and
(ii) the ten largest (by dollar volume) suppliers of the Seller during each such period (showing the volume in dollars for each such period). Since the Balance Sheet Date, no customer or supplier listed in Schedule 3.1.20(b) has notified the Seller, orally or in writing, of a likely decrease in the volume of purchases from or sales to the Seller, or a decrease in the price that any such customer is willing to pay for products or services of the Seller, or an increase in the price that any such supplier will charge for products or services sold to the Seller, or of the bankruptcy or liquidation of any such customer or supplier.

          3.1.21. Product Defects; Product Warranties.
                  -----------------------------------

     To the Knowledge of Seller, Seller has no monetary liability or expense, and will not have any monetary liability or expense following the Closing, on account of defective products or services sold, provided or performed by or on behalf of Seller prior to the Closing, including monetary liabilities or expenses on account of product warranties.

     3.2  Representations and Warranties of the Buyer.
          -------------------------------------------

     The Buyer represents and warrants to the Seller as follows:

          3.2.1. Authorization, etc. The Buyer has the power and authority to
                 ------------------
execute and deliver the Agreement and each of the Collateral Documents to which it is a party, to perform fully its obligations thereunder, and to consummate the transactions contemplated thereby. The execution and delivery by the Buyer of the Agreement and the Collateral Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all requisite action of the Buyer. The Buyer has duly executed and delivered the Agreement and each of the Collateral Documents to which it is a party. The Agreement is a legal, valid and binding obligation of the Buyer, enforceable against it in accordance with their respective terms.

          3.2.2. Status. The Buyer is a corporation duly organized, validly
                 ------
existing and in good standing under the laws of the jurisdiction of its formation with full power and authority to carry on its business and to own or lease and to operate its properties as and in the places where such business is conducted and such properties are owned, leased or operated.

          3.2.3. No Conflicts, etc. The execution, delivery and performance by
                 -----------------
the Buyer of the Agreement and each of the Collateral Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) any Applicable
                                                            -
Law applicable to the Buyer, or (ii) the certificate of incorporation or by-laws
                                 --
of the Buyer. Except as specified in Schedule 3.2.3, no Governmental Approval or other Consent is required to be obtained or made by the Buyer in connection with the execution and delivery of the Agreement and the Collateral Documents or the consummation of the transactions contemplated thereby.

          3.2.4. Disclosure. No representation or warranty by Buyer contained in
                 ----------
this Agreement, and no certificate, schedule, list, report, instrument, or other document furnished to Seller pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of material fact, or omits to state a material fact necessary in order to make the statements and information contained therein not misleading.


             ARTICLE IV    COVENANTS OF SELLER PRIOR TO CLOSING DATE

     4.1  Access and Investigation. Between the date of this Agreement
          ------------------------
and the Closing Date, the Seller will, (a ) furnish Buyer with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (b) furnish Buyer with such additional financial, operating, and other data and information as Buyer may reasonably request.

     4.2  Operation of the Business of Seller. Between the date of this
          -----------------------------------
Agreement and the Closing Date, the Seller will:

          (a) conduct the business the Seller only in the ordinary course of business, consistent with past practice;

          (b) use their best efforts to preserve intact the current business organization of the Seller, keep available the services of the current officers, employees, and agents of the Seller, and maintain the relations and goodwill with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with the Seller;

          (c) confer with Buyer concerning operational matters of a material nature; and

          (d) otherwise report periodically to Buyer concerning the status of the business, operations, and finances of the Seller.

          Notification. Between the date of this Agreement and the Closing Date,
          ------------
Seller will promptly notify Buyer in writing if the Seller becomes aware of any fact or condition that causes or constitutes a breach of any of the Seller's representations and warranties as of the date of this Agreement, or if the Seller becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedule if the Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, the Seller will promptly deliver to Buyer a supplement to the Disclosure Schedule specifying such change. During the same period, Seller will promptly notify Buyer of the occurrence of any event that may make the satisfaction of the conditions in Article VII impossible or unlikely.

     4.3  No Negotiation. Until the earlier of (i) the date on which this
          --------------
Agreement is terminated pursuant to Section 10.1, or (ii) the Closing Date, the Seller will not, and will cause the Seller not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer) relating to any transaction involving the sale of the Business or Assets (other than in the ordinary course of business) of the Seller, or similar transaction involving the Seller.


                 ARTICLE V     OBLIGATIONS OF SELLER AT CLOSING

     At the Closing Seller will deliver to Buyer the following:

     5.1     Consents.  Copies  of (i) all Governmental Approvals required to be
             --------               -
obtained by the Seller in connection with the execution and delivery of the Agreement and the Collateral Documents and the consummation of the transactions contemplated thereby and (ii) all Consents (including, without limitation, all
                          --
Consents required under any Assumed Contract) necessary to be obtained in order to consummate the sale and transfer of the Assets pursuant to the Agreement and the consummation of the other transactions contemplated thereby and by the Collateral Documents.

     5.2     Transfer  Documents.  All  documents,  certificates  and agreements
             -------------------
necessary to transfer to the Buyer good and marketable title to the Assets, free and clear of any and all Liens thereon, including without limitation, a bill of sale, assignment and general conveyance, in form and substance reasonably satisfactory to the Buyer, dated the Closing Date, with respect to the Assets (the "Bill of Sale") and an assignment of each of the Assumed Contracts (the "Assignment of Contracts").

     5.3     Name  Change.  Evidence  satisfactory  to the Buyer that the Seller
             ------------
has provided the necessary documentation to change its name in the jurisdiction where it is formed and each jurisdiction in which it is admitted to do business as a foreign limited liability company.

     5.4     Resolutions.  Copies  of the resolutions necessary to authorize the
             -----------
execution, delivery and performance of this Agreement and the Collateral Documents by Seller and an incumbency certificate executed by the Manager of Seller certifying the identity and signature of the officers executing any documents required or related to this Agreement.


                 ARTICLE VI     OBLIGATIONS OF BUYER AT CLOSING

     At the Closing Buyer will deliver to Seller the following:

     6.1     Cash  Purchase  Price.  The  Cash Purchase Price in accordance with
             ---------------------
Section 2.2.

       ARTICLE VII     CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

     Buyer's obligation to purchase the Assets and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

     7.1     Accuracy  of  Representations.  All of the Seller's representations
             ------------------------------
and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Disclosure Schedule.

     7.2     Performance.  All  of the covenants and obligations that the Seller
             -----------
is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects. Each Collateral Document required to be delivered must have been delivered by the Seller.

     7.3     Consents.  Each of the Consents identified in Section 5.1 must have
             --------
been obtained and must be in full force and effect.

     7.4     No  Proceedings.  Since  the date of this Agreement, there must not
             ---------------
have been commenced or threatened against Buyer, or against any Person affiliated with Buyer, any proceeding:

          (a) involving any challenge to, or seeking damages or other relief in connection with, the contemplated transaction; or

          (b) that, if successful, would have the effect of preventing, delaying, making illegal, or otherwise interfering with the contemplated transaction.

     7.5     No  Claim  Regarding  Assets.  There  must  not  have  been made or
             ----------------------------
threatened by any Person any claim asserting that such Person:

          (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any of the Assets; or

     7.6 (b) is entitled to all or any portion of the Purchase Price payable for the Assets.


                        ARTICLE VIII     INDEMNIFICATION

     8.1     Indemnification.
             ---------------

          (a) By the Seller. The Seller covenants and agrees to defend,
              ---------------
indemnify and hold harmless the Buyer, its officers, directors, employees, agents, advisers and representatives (collectively, the "Buyer Indemnitees") from and against, and
                                    -----------------
pay or reimburse the Buyer Indemnitees for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising
                          ------
out  of:

               (i) any inaccuracy of any representation or warranty made by the Seller herein or under any Collateral Document or in connection herewith or therewith;

               (ii) any failure of the Seller to perform any covenant or
                    agreement hereunder or under any Collateral Document or fulfill any other obligation in respect hereof or Collateral Document;

              (iii) any and all Taxes of the Seller and all Affiliates thereof;

               (iv) any claim with respect to or relating to events occurring prior to the Closing Date; and

               (v) any claim with respect to or arising out of Excluded Assets or Excluded Liabilities.

          (b)  By the Buyer. The Buyer covenants and agrees to defend, indemnify
               ------------
and hold harmless the Seller and its officers, directors, employees, agents, advisers and representatives (collectively, the "Seller Indemnitees") from and
                                                 ------------------
against any and all Losses resulting from or arising out of:

               (i) any inaccuracy of any representation or warranty made by the Buyer herein or under any Collateral Document or in connection herewith or therewith;

               (ii) any failure of the Buyer to perform any covenant or
                    agreement made or contained in the Agreement or any Collateral Document or fulfill any other obligation in respect thereof;

              (iii) the Buyer's assumption of the Assumed Liabilities following the Closing Date; or

               (iv) the Buyer's ownership, operation or use of the Assets following the Closing Date.

          (c) Indemnification Procedures. In the case of any claim asserted by a
              --------------------------
third party against a party entitled to indemnification under the Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the
 -----------------
party required to provide indemnification (the "Indemnifying Party") promptly
                                                ------------------
after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) the counsel for
                                             --------       -
the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified
                                                            --
Party may participate in such defense at such Indemnified Party's expenses, and
(iii) the omission by any Indemnified Party to give notice as provided herein
 ---
shall not relieve the Indemnifying Party of its indemnification obligation under the Agreement. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the
                                                       --------
Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this
Section 8.1 and the records of each shall be available to the other with respect to such defense.

     8.2     Survival  of  Representations  and Warranties, etc.; Limitations on
             -------------------------------------------------------------------
Liability.
---------

     (a) The representations and warranties contained in the Agreement shall survive the execution and delivery of the Agreement, any examination by or on behalf of the parties hereto and the completion of the transactions contemplated herein, for a period of twelve (12) months following the Closing Date. No Indemnifying Party shall be obligated to provide indemnification to the Indemnified Party unless the Indemnifying Party shall have received written notice thereof within the applicable time period for survival set forth in this
Section 8.2. If an Indemnified Party provides proper notice of a claim within the applicable time period set forth herein, liability for such claim will continue until such claim is resolved.

     (b)(i) In the absence of fraud, the aggregate amount of all Losses for which the Buyer Indemnitees shall be entitled to indemnification pursuant to
Section 8.1(a)(i) of this Agreement shall not exceed $400,000.

     (ii) Notwithstanding anything to the contrary in this Agreement, in the absence of fraud, the Seller shall not be required to indemnify or hold harmless the Buyer Indemnitees with respect to any claim for indemnification pursuant to Section 8.1(a)(i) of this Agreement, unless and until the Buyer Indemnitees' aggregate Losses in respect of all such claims exceed $25,000 after which the Seller shall be liable for all such Losses without deduction.

     8.3     Set-Off.  Upon notice to Seller specifying in reasonable detail the
             --------
basis for such set-off, Buyer may set off the amount of any Losses against the Deferred Purchase Price. Neither the exercise of nor the failure to exercise such right of set-off subject to Section 8.4 below or to give notice of a Loss will constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it.

     8.4     Holdback  Dispute  Resolution.  Buyer  shall  maintain the Deferred
             -----------------------------
Purchase Price amount in an interest bearing bank account. In the event a dispute arises between Buyer and Seller regarding distribution of the Deferred Purchase Price, and the dispute cannot be resolved by negotiation between the parties, no disbursement of the Deferred Purchase Price shall be made to either Buyer or Seller except pursuant to the final, non-appealable order of a court of competent jurisdiction.

                      ARTICLE IX     POST-CLOSING COVENANTS

     9.1     Noncompetition.  As  an inducement for the Buyer to enter into this
             --------------
Agreement and as additional consideration for the consideration paid to the Seller, the Seller and Owners jointly and severally agree that:

          (a)  For a period of three (3) years after the Closing:

               (i) Neither Seller nor the Owners will, or permit their Affiliates to, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, extend credit, or render services or advice to, any business whose products or activities compete in whole or in part with the products or activities of the piezo electric, peizo resistive and electromagnetic sensor industry, including the Business, anywhere within the United States provided, that the Sellers or Owners may purchase or
                           --------
                    otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934. The Sellers and Owners agree that this covenant is reasonable with respect to its duration, geographical area, and scope.

               (ii) Neither the Seller nor Owners will, or permit their
                    Affiliates to, directly or indirectly, either for itself, themselves or any other

                    Person, (A) induce or attempt to induce any employee to leave the employ of the Buyer or it subsidiaries, (B) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of Buyer or its subsidiaries or (C) induce or attempt to induce any customer, supplier, licensee, or business relation of the Business to cease doing business with the Buyer or its subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee, or business relation and or with Buyer or its subsidiaries.

              (iii) Neither the Seller nor Owners will, or permit their
                    Affiliates to, directly or indirectly, either for itself, themselves or any other Person, solicit the business of any Person known to the Seller or Owners to be a customer of the Business, whether or not the Seller or Owners had personal contact with such Person for any business whose products or activities compete in whole or in part with the products or activities of the piezo electric, peizo resistive and electromagnetic sensor industry, including the Business.

               (iv) Neither the Seller nor Owners will, or will permit any of their Affiliates to, at any time during or after the foregoing period, disparage the Buyer or the Business, or any of their members, Owners, directors, officers, employees, or agents.

               (v) The parties hereto acknowledge that: (i) the obligations of Seller and each Owner pursuant to this Section 9.1 are individual obligations and to the extent that a breach by Seller or an individual Owner occurs, such breach shall not be deemed a breach by any other party; (ii) Ralph Gesualdo and Bryan Barrish shall not be subject to the obligations of this Section 9.1; and (iii) notwithstanding anything contained herein to the contrary, the liability of Seller or an Owner for a breach of this Section 9.1 shall not be limited by the terms of Section 8.2(b).

               (vi) In the event that an Owner's employment with Seller is terminated by Seller without Cause, then such Owner shall not be subject to the obligations of Section 9.1 after such termination. This exception shall not apply to an Owner whose employment with Seller is terminated by Seller for Cause or voluntarily by such Owner. As used in this Agreement, "Cause" means (i) an Owner's gross misconduct;
                    (ii) an Owner's disregard of lawful instructions of the Seller's President or management concerning matters relating to an Owner's position with Seller; (iii) an Owner's neglect of duties or failure to act, which, in each case, could reasonably be expected to have a material adverse effect on the business and affairs of Seller; (iv) an Owner's commission of an act constituting common law fraud, or a felony, or criminal act against Seller or any affiliate thereof or any of the assets of any of them; (v) an Owner's material dishonesty in connection with an Owner's responsibilities as an employee of Seller; (vi) an Owner's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; or (vii) an Owner's material breach of this Agreement.

     9.2     Remedies.  If  the  Seller  or any Owner breaches the covenants set
             ---------
forth in Section 9.1, the Buyer will be entitled to the following remedies:

          (a)  damages  from  such  Seller  or  Owner;

          (b) in addition to its right to damages, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of
          Section 9.1, it being agreed that money damages alone would be inadequate to compensate the Buyer and would be an inadequate remedy for such breach; and

          (c) the rights and remedies provided herein are cumulative and not alternative.

     9.3     Further  Assurances.  Following the Closing Date, the Seller shall,
             -------------------
and shall cause each of its Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the Buyer, to confirm and assure the rights and obligations provided for in the Agreement and in the Collateral Documents and render effective the consummation of the transactions contemplated thereby.

     9.4     Use of Name.  After the Closing, neither Seller nor any Owner shall
             -----------
do business or use the name "Encoder Devices, LLC" or any confusingly similar name.

     9.5     Liability  for  Transfer Taxes.  The Seller and Owners, jointly and
             ------------------------------
severally, covenant and agree to make full and timely payment of, and to indemnify and hold harmless Buyer against, all sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar Taxes and fees ("Transfer Taxes"), arising out of or in connection with or
                ---------------
attributable to the transactions effected pursuant to the Agreement and the Collateral Documents. The Seller shall prepare and timely file all tax returns required to be filed in respect of Transfer Taxes (including, without limitation, all notices required to be given with respect to bulk sales taxes), provided that the Buyer shall be permitted to prepare any such tax returns that
--------
are the primary responsibility of the Buyer under applicable law.

                            ARTICLE X     TERMINATION

     10.1     Termination  Events.
              -------------------

     This Agreement may, by notice given prior to or at the Closing, be terminated:

          (a) by either Buyer or Seller if a material breach of any provision of this Agreement has been committed by the other party which breach is not remedied within ten (10) days following notice thereof and such breach has not been waived;

          (b) by Buyer if any of the conditions in Article VII has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or

          (c) by mutual consent of Buyer and Seller ; or

          (d) by either Buyer or the Seller if the Closing has not occurred (other than through the failure of any Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before July 16, 2004 or such later date as the parties may agree upon.


                          ARTICLE XI     MISCELLANEOUS

     11.1     Expenses.
              --------

     Except as provided in Section 9.5, the Seller, on the one hand, and the Buyer, on the other hand, shall bear their respective expenses, costs and fees (including attorneys', auditors' and financing commitment fees) in connection with the transaction contemplated hereby, including the preparation, execution and delivery of the Agreement and compliance herewith.

     11.2     Severability.
              ------------

     If any provision of the Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. If any of the covenants set forth in
Section 9.1 are held to be unreasonable, arbitrary, or against public policy, such covenants will be considered divisible with respect to scope, time, and geographic area, and in such lesser scope, time and geographic area, will be effective, binding and enforceable against the Sellers and Owners.

     11.3     Notices.
              -------

     All notices, requests, demands, waivers and other communication required or permitted to be given under the Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by
                                                             -
first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by reputable, nationally recognized next-day or overnight
             -
mail or delivery or (d) sent by telecopy or telegram.
                     -

               (i)  if to the Buyer to,

                    Measurement Specialties, Inc.
                    710 Route 46 East
                    Suite 206
                    Fairfield, New Jersey  07004
                    Attn:  Frank Guidone
                    Tel:    (973) 808-3020:


                    with a copy to:

                    McCarter & English LLP
                    Four Gateway Center
                    100 Mulberry Street
                    Newark, New Jersey  07102
                    Attn: Kenneth E. Thompson, Esq.

                    Tel:  973-622-4444
                    Fax:  973-624-7070


               (ii) if to the Seller,

                    Encoder Devices, LLC
                    23900 W. Industrial Dr. South, Suite One
                    Plainfield, IL  60544
                    Attn: Richard C. Carlson

                    Tel:  815-254-0364
                    Fax:  815-327-2807

                    with  a  copy  to:

                    Encoder Devices, LLC
                    4700 Golf Road
                    Skokie, IL  60076

                    Attn:  Messrs. Ralph Gesualdo and Bryan Barrish

                    Tel:  847-673-0002
                    Fax:  847-679-4450

                    And an additional copy to:

                    Jay L. Statland
                    Statland & Valley
                    10 S. LaSalle Street
                    Suite 900
                    Chicago, IL  606003

                    Tel:  312-849-9110
                    Fax:  312-849-4910

or, in each case, at such other address as may be specified in writing to the other parties hereto.

     All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the date of such
                                 -
delivery, (x) if by certified or registered mail, on the seventh day after the
           -
mailing thereof, (y) if by next-day or overnight mail or delivery, on the day
                  -
delivered, (z) if by telecopy or telegram, on the next day following the day on
            -
which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

     11.4     Headings.
              --------

     The headings contained in the Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of the Agreement.

     11.5     Entire  Agreement.
              -----------------

     The Agreement (including the Schedules hereto) the Collateral Documents (when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     11.6     Counterparts.
              ------------

     The Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     11.7     Governing  Law,  etc.
              ---------------------

     The Agreement shall be governed in all respects, including as to validity, under the laws of the State of New York without giving effect to the conflict of laws rules thereof. The Buyer and the Seller and Owners hereby irrevocably submit to the jurisdiction of the courts of the State of Illinois and the Federal courts of the United States of America located in the State of Illinois, solely in respect of the interpretation and enforcement of the provisions of the Agreement and of the documents referred to in the Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that the Agreement or any of such document may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such Illinois State or Federal court. The Buyer, Seller and Owners hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11.3, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     11.8     Binding  Effect.
              ---------------

     The Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     11.9     Assignment.
              ----------

     The Agreement shall be freely assignable or transferable by the Buyer to, and shall inure to the benefit of, and be binding upon any other entity that shall succeed to the business presently being operated by the Buyer. This Agreement shall not be assignable by the Seller without the prior written consent of the Buyer.

     11.10     No  Third  Party  Beneficiaries.
               -------------------------------

     Except as provided in Section 8.2 with respect to indemnification of Indemnified Parties hereunder, nothing in the Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

     11.11     Amendment;  Waivers,  etc.
               --------------------------

     No amendment, modification or discharge of the Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of the Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of the Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The representations and warranties of the Seller shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Buyer (including but not limited to by any of its advisors, consultants or representatives) or by reason of the fact that the Buyer or any of such advisors, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have duly executed the Agreement as of the date first above written.

                                               MEASUREMENT  SPECIALTIES,  INC.

                                               By:______________________________
                                               Name:
                                               Title:

                                               ENCODER  DEVICES,  LLC

                                               By:______________________________
                                               Name:
                                               Title:

The undersigned Owners, execute this Agreement for purposes of the obligations of such Owners set forth in Article IX hereof:

                                               OWNERS:

                                               _________________________________
                                               Richard  Carlson


                                               _________________________________
                                               Richard  Moeller


                                               _________________________________
                                               Michael  Walczak

                                               R&B INVESTMENTS, LLC
                                                 By:____________________________
                                                 Name:
                                                 Title:


                                               _________________________________
                                               Ralph Gesualdo


                                               _________________________________
                                               Bryan G. Barrish


                                               _________________________________
                                               James Marchi